UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 26, 2011
MGM RESORTS INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 26, 2011 (New York time), MGM China Holdings Limited (“MGM China”) determined the price for its proposed offering of 760,000,000 ordinary shares (the “Shares”) of MGM China, or 20% of its issued share capital. The offering price is HK$15.34 (equivalent to approximately US$1.97) per Share, representing net proceeds of approximately HK$11.1 billion (approximately US$1.4 billion), which proceeds are net of underwriting commissions and estimated offering expenses payable by MGM China in connection with the offering, and assuming that the over-allotment option granted to the international underwriters by Grand Paradise Macau Limited, a company wholly owned by Ms. Pansy Ho, to sell up to 114,000,000 additional Shares to the international underwriters is not exercised. The offering is expected to close on or about June 3, 2011 (Hong Kong time), subject to the satisfaction of customary closing conditions. MGM China intends to use the net proceeds from the offering to repay its obligations to Grand Paradise Macau Limited as part of the reorganization of its shareholding structure.
The MGM China Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking” statements and “safe harbor statements” within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and other related laws that involve risks and/or uncertainties, including risks and/or uncertainties as described in MGM Resorts International’s public filings with the Securities and Exchange Commission. We have based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding MGM Resorts International’s expectations to close on the sale of the Shares and the use of proceeds. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include market conditions in Hong Kong and other global markets for equity securities generally and for equity securities of gaming, hospitality and entertainment companies and of MGM China in particular. In providing forward-looking statements, MGM Resorts International is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: May 27, 2011	By:	/s/ John M. McManus
John M. McManus
Executive Vice President, General Counsel and Secretary

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